Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2025
Related Party Transactions
Schedule of balances with related parties

	As of December 31,
	2024	2025
Due from related parties
Due from GasLog (a)	10,408	417
Total	10,408	417

(a)The balances for the years ended December 31, 2024 and December 31, 2025 represent mainly cash advanced by the Partnership to GasLog.

Schedule of related party transactions

Company	Details	Account	2023	2024	2025
GasLog LNG Services	Commercial management fee (i)	General and administrative expenses	4,890	4,463	3,486
GasLog	Administrative services fee (ii)	General and administrative expenses	8,996	8,998	8,248
GasLog LNG Services	Management fees (iii)	Vessel operating costs	6,300	6,300	5,778
GasLog LNG Services	Other vessel operating costs	Vessel operating costs	49	40	50
(i)	Commercial Management Agreements

The vessel-owning subsidiaries of GasLog Partners have entered into commercial management agreements with GasLog LNG Services (collectively, the “Commercial Management Agreements”), pursuant to which GasLog LNG Services provides certain commercial management services, including chartering services, consultancy services on market issues and invoicing and collection of hire payables, to the Partnership. The annual commercial management fee is calculated as a fixed commission of 1.25% on the annual gross charter revenues of each vessel, which is payable monthly in advance.

(ii)	Administrative Services Agreement

The Partnership has entered into an administrative services agreement (the “Administrative Services Agreement”) with GasLog, pursuant to which GasLog will provide certain management and administrative services. The services provided under the Administrative Services Agreement are provided as the Partnership may direct, and include bookkeeping, audit, legal, insurance, administrative, clerical, banking, financial, advisory, client and investor relations services. The Administrative Services Agreement will continue indefinitely until terminated by the Partnership upon 90 days’ notice for any reason in the sole discretion of the Partnership’s board of directors. For the years ended December 31, 2023, 2024 and 2025, the annual service fee was $643 per vessel per year.

(iii)	Ship Management Agreements

Each of the vessel owning subsidiaries of GasLog Partners has entered into a ship management agreement and subsequent amendments (collectively, the “Ship Management Agreements”) under which the vessel owning subsidiaries pay a management fee of $37.5 per month to the Manager and reimburse the Manager for all expenses incurred on their behalf and contain clauses for decreased management fees in case of a vessel’s lay-up. The management fees are subject to an annual adjustment, agreed between the parties in good faith, on the basis of general inflation and proof of increases in actual costs incurred by the Manager. Each Ship Management Agreement continues indefinitely until terminated by either party.

●	Omnibus Agreement

On May 12, 2014, the Partnership entered into an omnibus agreement with GasLog, our general partner and certain of our other subsidiaries. On July 21, 2023, the Board approved the termination of the Omnibus Agreement with GasLog, its general partner and certain other subsidiaries. The omnibus agreement governed among other things (i) when and the extent to which the Partnership and GasLog would compete against each other, (ii) the time and the value at which the Partnership would exercise the right to purchase certain offered vessels by GasLog, (iii) certain rights of first offer granted to GasLog to purchase any of its vessels on charter for less than five full years from the Partnership and vice versa and (iv) GasLog’s provisions of certain indemnities to the Partnership.